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                                                                     Exhibit 13

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 2007.

                                        /s/ David R. Odenath, Jr
                                        --------------------------------------
                                        David R. Odenath, Jr.
                                        President and Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 2007.

                                                  /s/ James J. Avery, Jr.
                                                  -----------------------------
                                                  James J. Avery, Jr.
                                                  Vice Chairman and Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 2007.

                                             /s/ Tucker I. Marr
                                             ----------------------------------
                                             Tucker I. Marr
                                             Vice President, Chief Accounting
                                             Officer & Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5 day of July, 2007.

                                                  /s/ Helen M. Galt
                                                  -----------------------------
                                                  Helen M. Galt
                                                  Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of July, 2007.

                                                  /s/ Scott D. Kaplan
                                                  -----------------------------
                                                  Scott D. Kaplan
                                                  President and Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), and pertaining to the Prudential Premier Variable Annuity Series issued by the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of July, 2007.

                                                  /s/ Bernard J. Jacob
                                                  -----------------------------
                                                  Bernard J. Jacob
                                                  Director